Exhibit 32.1 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Agronix, Inc., on Form 10-KSB for the period ending December 31, 2003, (the "Report"), I, Peter Drummond, Chairman and Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirement of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Peter Drummond
Peter Drummond, Chairman and Chief Executive Officer

Date: March 30, 2004